ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A Shares	EVOAX
Class C Shares	EVOCX
Class I Shares	EVOIX
Class N Shares	EVONX

(a series of Northern Lights Fund Trust)

Supplement dated June 15, 2023 to the Prospectus and

Statement of Additional Information dated November 1, 2022

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective July 21, 2023, the Class N shares of the Altegris Futures Evolution Strategy Fund (the “Fund”) will be discontinued. Accordingly, the Fund will no longer accept purchase orders from any investor for Class N shares. Upon discontinuance, existing Class N shareholders will be redesignated as Class A shareholders with any sales loads associated with Class A shares being waived (referred to as “Class A load-waived” shares).

Class A load waived shares have the same cost and fee structure as Class N shares (i.e., any loads for future subscriptions applicable to Class A shares will be waived for existing Class N shareholders who are redesignated as Class A shareholders, with all other applicable fees and expenses being equal).

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS N SHARES OF THE FUND ON OR PRIOR TO THE REDESIGNATION DATE WILL HAVE THEIR CLASS N SHARES AUTOMATICALLY REDESIGNATED AS CLASS A SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-772-5838.

The minimum initial investment in the Class C shares will be reduced from $5,000 to $2,500, and the minimum initial investment in Class I shares will be reduced from $1,000,000 to $100,000. The minimum initial investment for Class A shares will not change.

Accordingly, the paragraph entitled “Purchase and Sale of Fund Shares” under the “Altegris Futures Evolution Strategy Fund” section on page 7 of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$2,500	$250
I	$100,000	$250

Additionally, the paragraphs entitled “Class C Shares” and “Class I Shares”, respectively, under the “How to Purchase Shares” section on page 24 of the Prospectus for the Fund are hereby deleted in their entirety and replaced with the following:

Class C Shares

Class C shares of the Fund are offered at its NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial Investment the Class C shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The paragraph entitled “Low Balances” under the “How to Redeem Shares” section on page 28 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class:

Class Minimum	A	C	I
Futures Evolution Fund	$2,500	$2,500	$100,000

The Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated November 1, 2022, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-877-772-5838.